Exhibit (m)(2) Calculations of Illustrations for VUL IV / VUL IV – ES NY 2005 Revisions

Narrative for the Hypothetical Illustration 1

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $16,177.24

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$13,161.51
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$904.87
- Mortality & Expense Charge****	$153.11
+ Hypothetical Rate of Return*****	($268.79)

=	$16,177	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$75.29
2	$75.31
3	$75.33
4	$75.35
5	$75.37
6	$75.40
7	$75.42
8	$75.44
9	$75.46
10	$75.48
11	$75.50
12	$75.53
Total	$904.87

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($23.21)
2	($23.06)
3	($22.92)
4	($22.77)
5	($22.62)
6	($22.47)
7	($22.32)
8	($22.18)
9	($22.03)
10	($21.88)
11	($21.74)
12	($21.59)
Total	($268.79)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$16,177.24
- Year 5 Surrender Charge	$4,168.00

=	$12,009	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $19,522.58

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$15,400.52
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$898.35
- Mortality & Expense Charge****	$173.33
+ Hypothetical Rate of Return*****	$851.25

=	$19,523	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$74.84
2	$74.85
3	$74.85
4	$74.85
5	$74.86
6	$74.86
7	$74.86
8	$74.87
9	$74.87
10	$74.88
11	$74.88
12	$74.88
Total	$898.35

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$71.30
2	$71.24
3	$71.17
4	$71.10
5	$71.04
6	$70.97
7	$70.91
8	$70.84
9	$70.77
10	$70.70
11	$70.64
12	$70.57
Total	$851.25

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$19,522.58
- Year 5 Surrender Charge	$4,168.00

=	$15,355	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $23,455.61

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$17,929.04
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$890.86
- Mortality & Expense Charge****	$196.16
+ Hypothetical Rate of Return*****	$2,271.09

=	$23,456	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$74.34
2	$74.32
3	$74.31
4	$74.29
5	$74.27
6	$74.25
7	$74.23
8	$74.21
9	$74.19
10	$74.17
11	$74.15
12	$74.13
Total	$890.86

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$184.81
2	$185.60
3	$186.39
4	$187.19
5	$188.00
6	$188.81
7	$189.63
8	$190.45
9	$191.28
10	$192.12
11	$192.97
12	$193.82
Total	$2,271.09

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$23,455.61
- Year 5 Surrender Charge	$4,168.00

=	$19,288	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $119,306.36

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$96,853.46
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,423.31
- Mortality & Expense Charge****	$1,115.49
+ Hypothetical Rate of Return*****	($1,958.30)

=	$119,306	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$284.82
2	$284.90
3	$284.99
4	$285.07
5	$285.15

6	$285.24
7	$285.32
8	$285.40
9	$285.48
10	$285.57
11	$285.65
12	$285.73
Total	$3,423.31

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($167.18)
2	($166.45)
3	($165.72)
4	($164.99)
5	($164.27)
6	($163.54)
7	($162.82)
8	($162.10)
9	($161.38)
10	($160.67)
11	($159.95)
12	($159.23)
Total	($1,958.30)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$119,306.36
- Year 5 Surrender Charge	$20,840.00

=	$98,466	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $143,431.64

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$112,938.52
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,387.12
- Mortality & Expense Charge****	$1,260.57
+ Hypothetical Rate of Return*****	$6,190.80

=	$143,432	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$282.37
2	$282.35
3	$282.33
4	$282.31
5	$282.29
6	$282.27
7	$282.25
8	$282.23
9	$282.21
10	$282.19
11	$282.17
12	$282.15
Total	$3,387.12

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$513.35
2	$513.81
3	$514.27
4	$514.73
5	$515.19
6	$515.66
7	$516.12
8	$516.59
9	$517.06
10	$517.53
11	$518.00
12	$518.47
Total	$6,190.80

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$143,431.64
- Year 5 Surrender Charge	$20,840.00

=	$122,592	(rounded to the nearest dollar)

III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $171,741.56

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$131,073.20
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$3,345.55
- Mortality & Expense Charge****	$1,424.11
+ Hypothetical Rate of Return*****	$16,488.03

=	$171,742	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$279.60
2	$279.46
3	$279.31
4	$279.17
5	$279.02
6	$278.88
7	$278.73
8	$278.58
9	$278.43
10	$278.28
11	$278.12
12	$277.97
Total	$3,345.55

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,330.03
2	$1,337.82
3	$1,345.67
4	$1,353.58
5	$1,361.55
6	$1,369.59
7	$1,377.69
8	$1,385.85
9	$1,394.07
10	$1,402.36
11	$1,410.71
12	$1,419.13
Total	$16,488.03

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$171,741.56
- Year 5 Surrender Charge	$20,840.00

=	$150,902	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $14,689.47

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$12,043.98
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,308.25
- Mortality & Expense Charge****	$141.08
+ Hypothetical Rate of Return*****	($247.67)

=	$14,689	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$101.31
2	$101.35
3	$101.39
4	$101.43
5	$101.46
6	$101.50
7	$101.54
8	$101.58
9	$101.61
10	$101.65
11	$101.69
12	$101.73
Total	$1,218.25

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($21.68)
2	($21.49)
3	($21.30)
4	($21.11)
5	($20.92)
6	($20.73)
7	($20.54)
8	($20.35)
9	($20.17)
10	($19.98)
11	($19.79)
12	($19.61)
Total	($247.67)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,689.47
- Year 5 Surrender Charge	$4,168.00

=	$10,521	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $17,820.91

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,152.09
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,300.04
- Mortality & Expense Charge****	$160.15
+ Hypothetical Rate of Return*****	$786.51

=	$17,821	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$100.76
2	$100.77
3	$100.78
4	$100.80
5	$100.81
6	$100.83
7	$100.84
8	$100.86
9	$100.87
10	$100.89
11	$100.90
12	$100.92
Total	$1,210.04

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$66.65
2	$66.45
3	$66.25
4	$66.05
5	$65.85
6	$65.65
7	$65.44
8	$65.24

9	$65.04
10	$64.83
11	$64.63
12	$64.42
Total	$786.51

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,820.91
- Year 5 Surrender Charge	$4,168.00

=	$13,653	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $21,511.18

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$16,537.15
+ Annual Premium*	$4,500.00
- Premium Expense Charge**	$157.50
- Monthly Deduction***	$1,290.57
- Mortality & Expense Charge****	$181.71
+ Hypothetical Rate of Return*****	$2,103.81

=	$21,511	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$100.12
2	$100.11
3	$100.10
4	$100.08
5	$100.07
6	$100.06
7	$100.04
8	$100.03
9	$100.01
10	$100.00
11	$99.98
12	$99.97
Total	$1,200.57

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$172.95
2	$173.37
3	$173.79
4	$174.22
5	$174.65
6	$175.08
7	$175.52
8	$175.96
9	$176.40
10	$176.85
11	$177.30
12	$177.75
Total	$2,103.81

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$21,511.18
- Year 5 Surrender Charge	$4,168.00

=	$17,343	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $109,019.96

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$88,980.16
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$6,067.29
- Mortality & Expense Charge****	$1,031.70
+ Hypothetical Rate of Return*****	($1,811.21)

=	$109,020	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$497.02
2	$497.22
3	$497.42
4	$497.62
5	$497.81
6	$498.01
7	$498.21
8	$498.40
9	$498.60
10	$498.80
11	$498.99
12	$499.19
Total	$5,977.29

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($156.40)
2	($155.40)
3	($154.40)
4	($153.40)
5	($152.41)
6	($151.42)

7	($150.43)
8	($149.44)
9	($148.45)
10	($147.47)
11	($146.49)
12	($145.51)
Total	($1,811.21)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$109,019.96
- Year 5 Surrender Charge	$20,840.00

=	$88,180	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $131,637.92

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$104,125.77
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$6,008.17
- Mortality & Expense Charge****	$1,168.55
+ Hypothetical Rate of Return*****	$5,738.88

=	$131,638	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$493.01
2	$493.04
3	$493.07
4	$493.10
5	$493.13
6	$493.16
7	$493.20
8	$493.23
9	$493.26
10	$493.29
11	$493.32
12	$493.36
Total	$5,918.17

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$480.61
2	$480.19
3	$479.76
4	$479.33
5	$478.90
6	$478.46
7	$478.03
8	$477.60
9	$477.16
10	$476.72
11	$476.28
12	$475.84
Total	$5,738.88

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$131,637.92
- Year 5 Surrender Charge	$20,840.00

=	$110,798	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $158,234.03

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$121,229.38
+ Annual Premium*	$30,000.00
- Premium Expense Charge**	$1,050.00
- Monthly Deduction***	$5,940.16
- Mortality & Expense Charge****	$1,323.04
+ Hypothetical Rate of Return*****	$15,317.86

=	$158,234	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$488.48
2	$488.30
3	$488.13
4	$487.96
5	$487.79
6	$487.61
7	$487.43
8	$487.25
9	$487.07
10	$486.89
11	$486.71
12	$486.53
Total	$5,850.16

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,246.26
2	$1,251.62
3	$1,257.01
4	$1,262.45
5	$1,267.93

6	$1,273.45
7	$1,279.02
8	$1,284.63
9	$1,290.28
10	$1,295.98
11	$1,301.72
12	$1,307.51
Total	$15,317.86

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$158,234.03
- Year 5 Surrender Charge	$20,840.00

=	$137,394	(rounded to the nearest dollar)